Exhibit 10.21

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

AGREEMENT TO ASSIGN PATENT APPLICATIONS

THIS AGREEMENT (this “Agreement”) is entered into as of February 7th, 2014 (“Effective Date”) by

(1)	ZEALAND PHARMA A/S, a corporation organized and existing under the law of Denmark and having its registered office at Smedeland 36, DK-2600 Glostrup, Denmark (“Zealand”); and

(2)	PROTAGONIST PTY. LTD., a company organized and existing under the laws of Australia and having its registered office at 306 Carmody Road, St Lucia, Brisbane Qld 4072, Australia (“Protagonist Pty. Ltd.”) ; and

(3)	PROTAGONIST THERAPEUTICS, INC., a Delaware corporation having its principal place of business 521 Cottonwood Dr., Suite A, Milipitas, Ca95035-7404 (“Protagonist Therapeutics” and together with Protagonist Pty. Ltd., collectively, “Protagonist”)

(Collectively the “Parties” and each a “Party”).

WHEREAS, the Parties have entered into a RESEARCH COLLABORATION AND LICENSE AGREEMENT dated as of June 16, 2012 as amended by Agreement on addition of Additional Collaboration Program, dated 16th September 2013 (“Collaboration Agreement”);

WHEREAS, Zealand has on 30th October 2013 sent a formal notice to Protagonist of its decision to Abandon the Collaboration Program;

WHEREAS, upon Abandonment of a Collaboration Program, Zealand Research IP and Option Research IP owned by Zealand, used exclusively with respect to such Collaboration Program, automatically is deemed assigned to Protagonist and Zealand agrees to take such steps as may reasonably requested by Protagonist, and at the sole expense of Protagonist, in order to complete this assignment.

NOW, therefore, and in consideration of the mutual covenants contained herein, and for other good and valuable consideration receipt of which each party hereby acknowledges, the parties hereby agree as follows:

Unless otherwise defined herein, any capitalized terms used in this Agreement shall have the meanings ascribed to them in the Collaboration Agreement.

1. DEFINITIONS

1.1 “Assigned Patent Applications” shall mean the patent applications listed in Exhibit 1, and all Intellectual Property Rights therein and thereto.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

1.2 “Intellectual Property Rights” shall mean copyrights, patents (including patent improvements), patent applications, trade secrets or other intellectual property rights (but not trademarks, trade names or service marks) under applicable law used exclusively with respect to a Collaboration Program.

2. ASSIGNMENT.

2.1 Zealand hereby assigns all right, title and interest in and to the Assigned Patent Applications. In order to effect such ownership transfer, contemporaneously with the execution of this Agreement, Zealand has executed that certain separate assignment document, to be recorded with the United States Patent and Trademark Office. Zealand shall reasonably cooperate with Protagonist in the filing and prosecution of the Assigned Patent Applications.

2.2 Without undue delay, Zealand shall deliver to Protagonist all relevant documentation pertaining to the Assigned Patent Applications, including copies of all correspondence to or from examining authorities regarding such Assigned Patent Applications, patents and prior art searches pertaining to such Assigned Patent Applications, and all correspondence with any attorney involved in the preparation and/or prosecution of the Assigned Patent Applications.

2.3 Zealand hereby assigns to Protagonist all Zealand Research IP and Option Research IP that were used exclusively with respect to Collaboration Programs.

3. TRANSFER COST

3.1 Protagonist promptly shall reimburse any and all expenses paid by Zealand to complete this assignment and Zealand will forward an invoice on the amount of [*] to this effect. The invoice shall contain the specific terms of payment.

4. WARRANTIES AND LIMITATION OF LIABILITY

4.1 WARRANTIES.

4.1.1 Zealand represents and warrants that: (a) it is a corporation duly organized, validly existing, and in good standing under the laws of the State of New York and has full power and authority to enter into this Agreement and perform its obligations hereunder; (b) immediately prior to the execution of this Agreement, Zealand owns all right, title and interest in and to the Assigned Patent Applications; and (c) it has the legal right to grant all the rights it purports to grant and to convey all the rights it intends to convey pursuant to Section 2.1 above.

4.1.2 Protagonist represents and warrants that: it is a corporation duly organized, validly existing, and in good standing under the laws of the State of New York and has full power and authority to enter into this Agreement and perform its obligations hereunder.

4.1.3 EXCEPT AS PROVIDED IN THIS SECTION 4.1, EACH PARTY DISCLAIMS ALL WARRANTIES, EITHER EXPRESS, IMPLIED OR STATUTORY, INCLUDING BUT NOT LIMITED TO ANY (IF ANY) IMPLIED WARRANTIES OF MERCHANTABILITY, OF FITNESS FOR A PARTICULAR PURPOSE, AND OF LACK OF NEGLIGENCE OR LACK OF WORKMANLIKE CONDUCT OR EFFORT. ALL PATENT APPLICATIONS ASSIGNED UNDER THIS AGREEMENT ARE PROVIDED AS IS WITH ALL FAULTS, AND NO WARRANTIES OR PROMISES

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

ARE MADE THAT THE SAME WILL WORK OR WORK FOR ANY PARTICULAR PURPOSE. EXCEPT AS PROVIDED IN THIS SECTION 4.1, THERE IS NO WARRANTY OF TITLE, AUTHORITY OR NON-INFRINGEMENT IN ANY SUCH PATENT APPLICATIONS.

4.2 LIMITATION OF LIABILITY. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, IN NO EVENT SHALL ANY PARTY BE LIABLE FOR ANY SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES WHATSOEVER ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT, EVEN IF THE PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THE IMMEDIATELY PRECEDING SENTENCE SHALL HAVE NO APPLICABILITY TO ANY LEGAL CAUSE OF ACTION ARISING FROM ANY PARTY’S ACTIVITIES OUTSIDE THE SCOPE OF THIS AGREEMENT.

5. GENERAL

5.1 ENTIRE AGREEMENT. This Agreement is intended to execute the assignment of Zealand Research IP and Option Research IP owned by Zealand used exclusively with respect to a Collaboration Program and the Parties acknowledge that applicable obligations and rights laid out in the Collaboration Agreement shall continue in force. In the event of any conflicts between terms of this Agreement and Collaboration Agreement, the terms of this Agreement shall control.

5.2 AMENDMENT. This Agreement shall not be amended or otherwise modified except by a written agreement dated subsequent to the date of this Agreement and signed on behalf of Zealand and Protagonist by their respective duly authorized representatives.

5.3 GOVERNING LAW. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of New York, United States of America without giving regard to its conflict of law rules.

5.4 ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

5.5 NO WAIVER. No waiver of any breach of any provision of this Agreement shall constitute a waiver of any prior, concurrent or subsequent breach of the same or any other provisions hereof, and no waiver shall be effective unless made in writing and signed by an authorized representative of the waiving party.

5.6 SAVINGS CLAUSE. If any provision of this Agreement shall be held by a court of competent jurisdiction to be illegal, invalid or unenforceable, the remaining provisions shall remain in full force and effect.

5.7 FURTHER ASSURANCES. Each party agrees to take such further action and execute, deliver and/or file such documents or instruments as are necessary to carry out the terms and purposes of this Agreement.

5.8 SECTION HEADINGS. The section headings used in this Agreement are intended for convenience only and shall not be deemed to supersede or modify any provisions.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

ZEALAND PHARMA A/S

By:	/s/ Arvind M. Hundal

Name:	Arvind M. Hundal, PhD

Title:	Senior Vice President CBO

Date:	2nd May 2014

PROTAGONIST PTY. LTD

By:	/s/ Dinesh V. Patel

Name:	Dinesh V. Patel

Title:	President & CEO

Date:	5-12-2014

PROTAGONIST THERAPEUTICS, INC.

By:	/s/ Dinesh V. Patel

Name:	Dinesh V. Patel

Title:	President & CEO

Date:	5-12-2014

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit 1: ASSIGNED PATENT APPLICATIONS

Reference	Country	Official Title	Application No	Filing Date	Case Status	Case Type

[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.